SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On September 30, 2004, Terayon Communication Systems, Inc. (“Terayon”) announced that Shlomo Rakib resigned his position as Terayon’s President and Chief Technical Officer effective October 1, 2004. Mr. Rakib will continue to serve as a member of the Terayon Board of Directors and will be available to provide ongoing assistance to Terayon with strategic and technical matters.

ITEM 8.01 Other Events.

     On September 28, 2004, Terayon extended Rouzbeh Yassini, an existing consultant with the Company, appointment as the Interim Head of the Data Business, until December 31, 2004, to assist in the management of the data business.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Terayon Announces Resignation of Shlomo Rakib as President and CTO.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Edward Lopez
Edward Lopez
Senior Vice President, General Counsel and Human Resources

Date: October 4, 2004

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Exhibit Index

Exhibit 99.1	Terayon Announces Resignation of Shlomo Rakib as President and CTO.